OFFICE
DEPOT(R)


                                                                    NEWS RELEASE
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CONTACT: EILEEN H. DUNN
         VICE PRESIDENT,  INVESTOR RELATIONS/PUBLIC RELATIONS
         561/438-4930
         EDUNN@OFFICEDEPOT.COM

             OFFICE DEPOT NAMES BRUCE NELSON CHIEF EXECUTIVE OFFICER

                   NEW LEADER BRINGS STRONG LEADERSHIP RECORD
           IN OFFICE PRODUCTS INDUSTRY TO OFFICE DEPOT'S TOP POSITION

                 NELSON OUTLINES KEY PRIORITIES FOR THE COMPANY

(DELRAY BEACH, FL) JULY 18, 2000 -- OFFICE DEPOT, INC. (NYSE: ODP), the world's largest seller of office products, today announced that Bruce Nelson has been named Chief Executive Officer of the Company. He replaces David Fuente, who will remain as non-executive Chairman of the Company's Board of Directors.

Nelson, 55, who has served as President of Office Depot International and President and CEO of the Company's Viking Office Products subsidiary since the merger between Office Depot and Viking Office Products, Inc. in 1998, was formerly President and Chief Executive Officer of Viking. Prior to joining Viking in 1990, he was President and CEO of BT Office Products USA. Nelson also spent over 20 years in various leadership positions at Boise Cascade Office Products.

"Bruce brings a combination of strong leadership skills, solid operating know-how, financial acumen and expertise in international operations -- one of our key growth engines going forward," said James L. Heskett, outside director and Chairman of the Office Depot Governance Committee. "While he clearly knows the Company well, he has been an advocate for change and we are confident that he is the right person to guide the company to improved performance for our shareholders."

Heskett continued, "We have the greatest appreciation and respect for David Fuente's contributions over 13 years of dedicated service, during which he helped build the company into an industry leader. However, the company today faces new challenges, and we agreed with David that it was appropriate for him to take a more advisory role. We look forward to his continued counsel as we work to reinvigorate the company and take advantage of new opportunities."

Bruce Nelson stated, "Ours is a great company, but our financial performance has been so disappointing that our stock value has plummeted, and many in the financial community have lost confidence in our ability to grow and succeed. We intend to fix that. I passionately believe that Office Depot is poised to regain the leadership position we once enjoyed in our industry."

Nelson continued: "My top priorities going forward will be

     o WORLD-CLASS MANAGEMENT TEAM - Great companies exist when they have great leadership and great people. We have a number of outstanding executives in our organization. My focus going forward will be to further strengthen our management team and to ensure that we function as a cohesive and coordinated leadership organization.

     o EARNING OUR CUSTOMERS' LOYALTY - We will make our "customer-centric" focus more than just a slogan. Each of our efforts will focus on impressing our customers so much that they will WANT to buy from us again. Doing ordinary things in extraordinary ways! This means that in our retail stores, over the Internet, in our contract business and in our direct marketing businesses we will serve our customers the way they want to be served. Taking care of our customers' business and impressing them with Fanatical Service across all channels and brands - Office Depot and Viking.

     o GROWING OUR BUSINESS AND INCREASING SHAREHOLDER VALUE. We are the global leader in selling office supplies and services to businesses of all sizes. We intend to build on that global leadership by strengthening and growing our business on the Internet, the delivery business and our retail stores. I see tremendous opportunities to grow across all channels, improve our return on assets and grow shareholder value.

     o BEING ACCESSIBLE TO INVESTORS AND ANALYSTS. I pledge to keep in close contact with the Investment Community, providing consistent and meaningful guidance to them."

Nelson continued: "To accomplish these priorities and at the same time provide appropriate returns to our shareholders, we will focus our attention on several areas:

     o Top Line Growth - Our highest priority will be to accelerate the growth of all our businesses. We have enjoyed impressive growth in our Internet and International businesses, and we will revitalize our North American retail stores to make them greater contributors to our success.

     o Warehousing and Distribution - We will accelerate our work in integrating our Viking and Office Depot facilities, as we know that we must be more efficient and cost-effective in this key aspect of our business without ever sacrificing customer service levels.

     o International Expansion - We intend to capitalize on our strengths in the international arena, and will look to rapidly expand our business in geographical areas in which we already have a presence, while looking for new geographical areas into which we can expand. We will be acquisition-minded as we do this in order to more rapidly achieve our objectives.

     o Real Estate - We are already taking a critical look at some of the decisions we have made in the recent past, and this aspect of our business will get an even more thorough review.

     o SG&A - We are dissatisfied with our current levels of cost relative to our top-line performance. We will find ways to bring our costs into line and to better leverage our cost structure."

Nelson continued, "I want to emphasize that I will take a fresh look at all aspects of our business. In a sense `everything is on the table.' I will never invoke change for its own sake, but I will not hesitate to act quickly and decisively in addressing the issues that have caused our business to be less dynamic, growth-oriented and profitable than I know it can and will be."

Nelson, a native of Utah, graduated with a Bachelor's Degree in Business from Idaho State University and is also a graduate of the Stanford University Executive Program.


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OFFICE  DEPOT WILL HOLD A CONFERENCE  CALL FOR  ANALYSTS AND  INVESTORS AT 10:30
A.M. (EDT) TODAY. (312) 470-7331. THE PASS CODE IS ODP 718.

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ABOUT OFFICE DEPOT

As of June 24, 2000, the Company operated 855 office supply superstores in the United States and Canada, in addition to a national business-to-business delivery network supported by 30 delivery centers, more than 60 local sales offices and seven regional call centers. Furthermore, the Company owned and operated 27 office supply stores in France and seven stores in Japan; had mail order and delivery operations in 14 countries outside of the United States and Canada; and under joint venture and licensing agreements, had 89 additional stores operating under the Office Depot name in six other foreign countries. The Company also operates an award-winning U.S. Office Depot brand Internet Web site at www.officedepot.com where customers can access Office Depot's low competitive prices seven days a week, twenty-four hours a day, and it operates Viking brand Web sites at www.vikingop.com in the United States, www.viking-direct.co.uk in the United Kingdom, www.viking.de in Germany, www.vikingdirect.nl in The Netherlands and www.vikingop.it in Italy. Office Depot's



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common stock is traded on the New York Stock  Exchange  under the symbol ODP and is included in the S&P 500 Index.


CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: Except for historical information, the matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, including projections and anticipated levels of performance, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. These risks and uncertainties are detailed from time to time by Office Depot in its filings with the United States Securities and Exchange Commission, including without limitation its most recent filing on Form 10-K, filed in March, 2000 and subsequent 10-Q filings. You are strongly urged to review such filings for a more detailed discussion of such risks and uncertainties. The Company's SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com as well as on a number of other commercial Web sites.